UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2007

ECOTALITY, INC.

(Exact name of Registrant as specified in charter)

Nevada	000-50983	68-0515422
(State of Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6821 E. Thomas Road Scottsdale, Arizona	85251
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 219-5005

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 4, 2007, the Registrant signed a stock purchase agreement (“SPA”) and asset purchase agreement (“APA”) between Electric Transportation Engineering Corporation (“ETEC”), Ecotality, Inc. (“ETLY”), Edison Source (“Vendor”), Edison Enterprises (“Edison”) and 0810009 B.C. Unlimited Liability Company (“0810009”), whereby the Registrant purchased certain technology and assets related to the manufacture and selling of a “fast charge” battery charging system.  For additional details regarding the specific assets purchased, please refer to the asset purchase agreement attached as an exhibit to this Form 8-K.

The aggregate purchase price is $1,000,000 in cash and 2,000,000 shares of the Registrant’s common stock (the “Shares”).  If, on the 10th day following the first anniversary date of the agreements, which date shall be December 14, 2008, the average closing price for the Registrant’s common stock during the 30-day period ending on the first anniversary date of the SPA (December 4, 2008) is less than $1.00 per share, the Registrant, at its option, shall either:

1.               Issue additional shares of common stock to the Vendor so that the aggregate value of the Registrant’s common stock is equal to the $2,000,000 (“Stock Consideration Amount”);

2.               Pay to the Vendor an additional amount of cash so that the aggregate value equals the Stock Consideration Amount; or

3.               Purchase or cause the purchase of the common stock issued for an aggregate price equal to the Stock Consideration Amount.

For additional terms and details, please refer to the stock purchase agreement and asset purchase agreement, both of which are attached as exhibits to this Form 8-K.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION

and

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

In connection with the purchase of asset purchase agreement and stock purchase agreement signed on December 4, 2007, the Registrant issued an aggregate of 2,000,000 shares of its common stock.  The shares bear a restrictive legend and bear no piggyback registration rights.

On December 6, 2007, the Registrant sold an aggregate of $1,764,707 of convertible debentures to three investors.  The notes bear interest at 8% per annum and are due June 6, 2010.  As additional consideration for the notes, the Registrant issued an aggregate of 2,757,354 common stock purchase warrants, each exercisable to purchase one share of common stock at $0.32 per share.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Name and/or Identification of Exhibit

2.1	Stock Purchase Agreement

2.2	Asset Purchase Agreement

10.1	Security Purchase Agreement

10.2	Form of Convertible Debenture

10.3	Registration Rights Agreement

10.4	Form of Warrant

10.5	Lock-Up Agreement

10.6	Subsidiary Guarantee

99	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOTALITY, INC.

(Registrant)

Signature	Title	Date

/s/ Jonathan R. Read	President and CEO	December 6, 2007
Jonathan R. Read

/s/ Harold Sciotto	Secretary	December 6, 2007
Harold Sciotto

/s/ Barry S. Baer	Chief Financial Officer	December 6, 2007
Barry S. Baer